SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission only (as permitted by Rule

      14c-5(d)(2)

|_|   Definitive Information Statement

VERIDIGM, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

2.

Aggregate number of securities to which transaction applies:

3.

Per unit price or other underlying value of transaction, computed pursuant to

Exchange Act Rule O-11 (Set forth the amount on which

the filing    fee is calculated and state how it was determined):

4.

Proposed maximum aggregate value of transaction:

5.

Total fee paid:

|_|

Fee paid previously with preliminary materials.

|_|

Check box if any part of the fee is offset as provided by

Exchange Act Rule O-11(a)(2)and identify the filing for

which the offsetting fee was paid previously. Identify the

previous filing by registration statement number, or the

Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed

PRELIMINARY COPY DATED APRIL 11, 2007

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934, as amended

VERIDIGM, INC.

205 – 2922 Glen Drive

Coquitlam, BC

CANADA V3B 2P5

888-770-8398

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to our common stockholders on behalf of our board of directors pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of informing our shareholders of an amendment to our Certificate of Incorporation to change the name of our company from Veridigm, Inc. to Magnus Entertainment Group Ltd. This Information Statement is being furnished to the shareholders of record of our common stock, par value $.0001 per share, on the record date as determined by our board of directors to be the close of business on March 30, 2007.

Our board of directors on March 19, 2007, approved the amendment to our Certificate of Incorporation to change the name of our company from Veridigm, Inc. to Magnus Entertainment Group Ltd. Our Company thereafter on March 30, 2007 received the written consent from shareholders of our company holding a majority of the outstanding shares of our common stock.  Upon the expiration of the 20 day period  required by Rule 14c-2 and in accordance  with the provisions of the General Corporation Law of the State of Delaware,  our Company intends to file a Certificate of Amendment to our  Certificate of  Incorporation  to effect the change of our company's name to Magnus Entertainment Group Ltd. The Certificate of Amendment will not be filed until at least 20 days after we file the Information Statement with the Securities and Exchange Commission and caused the deliver of the Information Statement to our shareholders of record.

The  proposed  Certificate  of  Amendment,  attached  hereto as Appendix A, will become  effective when it has been accepted for filing by the Secretary of State of the  State  of  Delaware.  We anticipate that our Company will file the Certificate of Amendment 20 days after the Definitive Information Statement is first mailed to our shareholders.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held on the record date.

Our board of directors has fixed the close of business on March 30, 2007, as the record date for determining the holders of our common stock who are entitled to receive this Information Statement.  As of the record date, there were shares of our common stock issued and outstanding. We anticipate that this Information Statement will be mailed on or about April ____, 2007, to our shareholders of record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION THAT WILL CHANGE OF OUR CORPORATE NAME.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES. INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.    any director or officer of our company;

2.    any proposed nominee for election as a director of our company; and

3.    any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Principal Shareholders and Security Ownership of Management".

Principal Shareholders and Security Ownership of Management

The following table contains information relating to the beneficial ownership of Common Stock by members of the Board of Directors and the Company’s officers as a group, as well as certain other beneficial owners as of March 30, 2007. Information as to the number of shares of Common Stock owned and the nature of ownership has been provided by these individuals or is based on Schedules 13D, or any amendment thereto, received by the Company as filed with the Securities and Exchange Commission, or other information, and is not within the direct knowledge of the Company.  Unless otherwise indicated, the named individuals possess sole voting and investment power with respect to the shares listed.

Name and Address of

Shares Beneficially Owned (1)(2)

Beneficial Owner

                            ___Number                  Percent

Jeffrey Eng (3)

20,000,000                    29.11%

Alise Mills (3)

                0

          0.00%

All current directors and

executive officers of

Veridigm, Inc, as a group

20,000,000                   29.11%

(2 persons)

(1)  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.  Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(2) The number and percentage of shares beneficially owned are based on 68,705,988 shares of common stock issued and outstanding as of March 30, 2007. We are not aware that either of the above listed  stockholders have the right to acquire beneficial  ownership of any shares of the Company's common stock within 60 days after the date of this Information Statement.

(3) Mr. Eng is our President, CEO and a director.

(4) Ms. Mills is our Vice President – Corporate Communications and a director.

As of the record date, there were 68,705,988 shares of common stock issued and outstanding, with a par value of $.0001 per share, in the capital of our company. Each share of our company's common stock is entitled to one vote.

Amendment to our Company's Certificate of Incorporation

Change of the Company's Name to Magnus Entertainment Group Ltd.

The Board of  Directors  of the  Company on March 19, 2007,  adopted a resolution  approving and  recommending to the Company's  stockholders for their approval  an  amendment  (the  "Amendment") to  the  Company's  Certificate  of  Incorporation  to change the name of our company  from  Veridigm, Inc. to Magnus Entertainment Group Ltd.

The Board of Directors determined that it would be appropriate that the name of the Company more accurately reflect the Company's new business as a provider of gaming software for the gaming and hospitality industries. In this regard, the Company entered into a letter agreement dated March 4, 2007 with Dimensions, Inc. (“Dimensions”), an arms length party, relating to the grant by Dimensions of an exclusive license to use certain software and other intellectual property owned by or licensed to Dimensions having application within the gaming industry. See our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 6, 2007.

Shareholder Approval of Proposed Amendment

Our company obtained shareholder approval for the amendment to change our name from Veridigm, Inc. to Magnus Entertainment Group Ltd. by written consent effective on March 30, 2007, from shareholders holding 38,637,500 shares or 56.24%, of the issued and outstanding shares of our common stock at that date.

The Certificate of Amendment to the Company's Certificate of Incorporation changing the name of the Company to Magnus Entertainment Group Ltd.  will not become  effective  until (i)  we  file  the  Information  Statement  with  the  Securities  and  Exchange Commission,  (ii) at least 20 days after we deliver the Information Statement to our  shareholders  of record and (iii) the  Certificate  of  Amendment  has been accepted  for filing by the  Secretary  of State of the State of  Delaware.  The

Certificate of Amendment  will amend Article FIRST of the Company's  Certificate of Incorporation  to read as set forth in the text of the proposed  Amendment to our  Certificate  of  Incorporation  attached  as Exhibit A to this  Information Statement.

Effects of the Name Change

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Veridigm, Inc." will continue to be valid and represent shares of Magnus Entertainment Group Ltd.   following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. Once our name change has become effective, our stock will trade on the OTC Bulletin Board under a ticker symbol that will be assigned to it in the near future. When the new symbol is assigned, we will file a Current Form 8-K with the SEC and issue a press release announcing the new symbol.

Dissenters' Rights

Pursuant to the General Corporation Law of the State of Delaware, shareholders of our common stock are not entitled to dissenters’ rights of appraisal with respect to the change of our name from Veridigm, Inc. to Magnus Entertainment Group Ltd.

Financial and Other Information

For more detailed  information on our Company,  including financial  statements, you may refer to our Form  10-KSB  (due to be filed with the SEC no later than  April 17, 2007) and other  periodic  and current reports  filed  with the Securities and Exchange  Commission  from time to time.  Copies are available on the Securities and Exchange Commission's EDGAR database located at www.sec.gov.

Pursuant to the requirements of the Securities Exchange Act of 1934, Medstrong International Corporation has duly caused this Information Statement to be signed by the undersigned hereunto authorized.

April 11, 2007

VERIDIGM, INC.

By: /s/ Jeffrey Eng

__________________________________

Jeffrey Eng

President and Chief Executive Officer

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

VERIDIGM, INC.

      Pursuant  to Section 242 of the  General  Corporation  Law of the State of Delaware, Veridigm, Inc. (the "corporation"), a corporation organized  and  existing  under  the  General  Corporation  Law of the  State of Delaware, does hereby certify:

      FIRST: That the Board of Directors of the corporation on March 19, 2007, adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the corporation:

      RESOLVED,  that the Board of Directors declares advisable, and recommends to the  stockholders  for  adoption,  the  following  amended  First  Article to replace, in its entirety, the First Article of the corporation's  Certificate of Incorporation:

      FIRST: The name of the corporation (hereinafter called the "corporation") is Magnus Entertainment Group Ltd.

      SECOND:  That  the  amendment  was  fully  approved  and  adopted  by  the affirmative written consent of the majority of shares outstanding, in accordance with the  provisions of Sections 211 and 216 of the General  Corporation  Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment of

Certificate of Incorporation to be signed by its President and attested to by its Secretary this ____ day of  April, 2007.

              VERIDIGM, INC.

                                                      By:

______________________________

Jeffrey Eng

President and Chief Executive Officer

ATTEST:

____________________

Secretary